UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 6, 2023

UNITED INSURANCE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware		001-35761		75-3241967
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

800 2nd Avenue S.				33701
Saint Petersburg,	FL
(Address of principal executive offices)				(Zip Code)

		(727)	895-7737
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	UIHC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 1, 2023, United Insurance Holdings Corp. (the “Company”), together with its wholly-owned subsidiary, United Property and Casualty Insurance Company, an insurance company organized under the laws of the State of Florida (“UPC”), entered into a Renewal Rights Agreement, dated as of February 1, 2023 (the “Renewal Rights Agreement”), with Slide Insurance Company, an insurance company organized under the laws of the State of Florida ("Slide"), pursuant to which, UPC agreed to transfer to Slide the renewal rights to UPC’s personal lines homeowners business in Florida.

Under the terms of this transaction, UPC cancelled approximately 72,000 Florida personal lines policies on February 1, 2023, and Slide simultaneously issued replacement policies. Additionally, Slide will make offers of coverage to additional Florida personal lines policies expiring in April 2023.

In addition, on February 1, 2023, the Company, together with its wholly-owned subsidiary, United Insurance Management, L.C., a Florida limited liability company ("UIM"), entered into an Asset Purchase and Services Agreement (the "Service Agreement"), with Slide, pursuant to which, UIM agreed to sell, and Slide agreed to purchase certain intellectual property and data. Under the terms of this agreement, UIM will also provide Slide with policy administration services in exchange for Slide reimbursing UIM's costs for providing such services. In exchange for the sale of intellectual property and data, Slide will pay UIM two percent of gross earned premium of the policies renewed by pursuant to the Renewal Rights Agreement.

The description of the Renewal Rights Agreement and the Service Agreement are qualified in their entirety by reference to the full text of the applicable agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 concerning the Renewal Rights Agreement and the Service Agreement is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Renewal Rights Agreement, dated as of February 1, 2023, by and among United Property and Casualty Insurance Company and Slide Insurance Company.

10.2	Asset Purchase and Services Agreement, dated as of February 1, 2023, by and among United Insurance Management, L.C. and Slide Insurance Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED INSURANCE HOLDINGS CORP.
February 6, 2023	By:	/s/ B. Bradford Martz
B. Bradford Martz President and Chief Financial Officer